UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2013

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Colorado	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

We previously filed a Form 8-K on November 5, 2013, reporting our acquisition of 150 single family homes located in the Houston, Texas, metropolitan area. We are filing this Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Real Estate Acquired.

(b)   Pro Forma Financial Information.

Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

BALANCE SHEET AND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

UNAUDITED PRO FORMA

STATEMENT OF OPERATIONS

October 31, 2013

Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member

Reven Housing Texas, LLC

(A wholly-owned subsidiary of Reven Housing REIT, Inc.)

We have audited the accompanying balance sheet and the related notes of Reven Housing Texas, LLC (the “Company”), a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Registrant”), as of October 31, 2013. Reven Housing Texas, LLC’s management is responsible for the financial statement. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Reven Housing Texas, LLC as of October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

San Diego, California	/s/ PKF
December 31, 2013	PKF
Certified Public Accountants
A Professional Corporation

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Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

Balance Sheet

October 31, 2013

ASSETS

Cash	$-
Prepaid expenses	2,491
Land	2,394,359
Residential homes	9,577,438

Total assets	$11,974,288

LIABILITIES AND MEMBER'S EQUITY

Liabilities:
Accounts payable	$160,908
Accrued property taxes	146,317
Security deposits	155,455

Total liabilities	462,680

Commitment (Note 6)

Member's equity	11,511,608

Total liabilities and member's equity	$11,974,288

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Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

October 31, 2013

NOTE 1 – ORGANIZATION

Reven Housing Texas, LLC (the “Company”) is a Delaware single member limited liability company that engages in the acquisition and ownership of residential real estate properties throughout the state of Texas. The Company was formed on October 9, 2013 as a single member limited liability company. On October 31, 2013, Reven Housing Texas, LLC, a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Registrant”), completed the acquisition of 150 residential homes (the “Homes”), pursuant to a Purchase and Sale Agreement (“PSA”), dated October 4, 2013. The Homes contain approximately 212,444 rentable square feet and are located in the Houston metro area in Texas. The Homes were purchased from Red Door Housing, LLC and WFI Funding, Inc. Total consideration for the acquisition was approximately $11,972,000, including closing costs, which have been funded primarily by cash contributed from the Registrant.

NOTE 2 – BASIS OF ACCOUNTING

The accompanying balance sheet is presented in conformity with accounting principles generally accepted in the United States of America ("GAAP") and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.

An audited balance sheet is being presented as of the acquisition date, October 31, 2013. A statement of operations is not presented because management was unable to obtain results of operations for the individual properties from Red Door Housing, LLC or WFI Funding, Inc.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Property Acquisitions

The Company accounts for its acquisitions of real estate in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, Business Combinations, Goodwill, and Other Intangible Assets, which requires the purchase price of acquired properties be allocated to the acquired tangible assets and liabilities, consisting of land, building, and identified intangible assets, consisting of the value of above-market and below-market leases, the value of in-place leases, unamortized lease origination costs and security deposits, based in each case on their fair values and ASC 970, Real Estate Project Costs, which requires that pre-acquisition costs relating to the acquisition of property incurred before the property is acquired and are otherwise capitalizable should be capitalized.

The Company allocates the purchase price to tangible assets of an acquired property (which includes land and building) based on the estimated fair values of those tangible assets, assuming the property was vacant. Fair value for land and building is based on the purchase price for these properties. The Company also considers information obtained about each property as a result of its pre-acquisition due diligence, marketing and leasing activities in estimating the fair values of the tangible and intangible assets and liabilities acquired.

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Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

October 31, 2013

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property Acquisitions (Continued)

The total value allocable to intangible assets acquired, which consists of unamortized lease origination costs and in-place leases (including an above-market or below-market component of an acquired in-place lease), are allocated based on management’s evaluation of the specific characteristics of each tenant’s lease and the Company’s overall relationship with that respective tenant. Characteristics considered by management in allocating these values include the nature and extent of the existing business relationships with the tenant, growth prospects for developing new business with the tenant, the remaining term of the lease and the tenant’s credit quality, among other factors. As of October 31, 2013, management has determined that no value is required to be allocated to intangible assets, as the values are insignificant.

Residential Homes

Residential homes purchased by the Company are recorded at cost. The Homes are depreciated over the estimated useful lives using the straight-line method for financial reporting purposes. The estimated useful life for the residential homes is estimated to be 27.5 years.

Security Deposits

Security deposits represent amounts deposited by tenants at the inception of the lease. These amounts have been allocated from the purchase price of the Homes based on the signed lease agreements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the balance sheet date. Significant estimates include the allocation of the purchase price of property acquisitions. Actual results could differ from those estimates.

NOTE 4 – PURCHASE PRICE ALLOCATION

In accordance with ASC 805, the Company allocated the purchase price of the individual properties based on estimated values in accordance with the due diligence and the specific agreed upon contract values. Additional closing costs have been allocated proportionally based on these values. The allocation of cost between land and residential homes has been estimated based on fair market values determined by third party estimates. Based on these estimates, the Company has allocated approximately $2,394,000 of the total acquisition costs to land and approximately $9,578,000 to residential homes.

The Homes purchased were 100% leased to 150 tenants upon acquisition. These leases are for terms no longer than twelve months at inception and expire through October 31, 2014.

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Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

October 31, 2013

NOTE 5 – MEMBER’S EQUITY

The Company received capital contributions from the Registrant of approximately $11,512,000.

NOTE 6 – COMMITMENT

The Company has entered a property management agreement with Red Door Housing, LLC, one of the sellers, in which the Company will pay seven percent of gross rental receipts.

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated subsequent events, as defined by FASB ASC 855, Subsequent Events, through the date that the balance sheet was available to be issued on December 31, 2013.

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Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

October 31, 2013

On October 31, 2013, Reven Housing Texas, LLC (the “Company”) (a wholly owned subsidiary of Reven Housing REIT, Inc.) (the “Registrant”) completed the acquisition of 150 residential homes (the “Homes”), pursuant to a Purchase and Sale Agreement (“PSA”), dated October 4, 2013. Total consideration for the acquisition was approximately $11,972,000 including closing costs which was paid in cash.

The Homes are located in the Houston metro area in Texas and consist of approximately 212,444 rentable square feet. The Homes are 100% leased expiring on various dates through October 31, 2014.

Reven Housing Texas, LLC is a Delaware single member limited liability company that engages in the acquisition and ownership of residential real estate properties throughout the state of Texas.

The following unaudited pro forma statement of operations for the year ending December 31, 2013 has been prepared to give effect to the acquisition of the Homes as if the acquisition occurred on January 1, 2013. The following unaudited pro forma financial information is provided for informational purposes only. The unaudited pro forma financial information does not purport to project the future financial position or operating results of the Company. The pro forma financial statement contains the assumptions described below.

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Reven Housing Texas, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

PRO FORMA STATEMENT OF OPERATIONS (Unaudited)

For the Year Ending December 31, 2013

Revenues:
Rental income	$1,746,000	{a}
Less: Vacancy and credit losses	(148,700)	{b}

Net revenues	1,597,300

Operating Expenses:
Repairs and maintenance	140,000	{c}
Property and liability insurance	97,500	{d}
Property management fees	112,000	{e}
Property taxes	251,600	{f}
Leasing and turnover costs	110,500	{g}
HOA and other	17,500

Total operating expenses	729,100

Net operating income	868,200

Depreciation expense	348,270	{h}

Net operating income after depreciation	$519,930

Assumptions:

{a} Rental income consists primarily of base rent from existing rental agreements. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2013.

{b} Vacancy and credit loss is estimated based on the national average of vacancy percentage (8.5%) of rental homes multiplied by management’s estimated length of vacancy.

{c} Repairs and maintenance expense is estimated based on 8% of gross rental income.

{d} Property and liability insurance expense is based on actual premiums paid per home in 2013 which was approximately $650 per property.

{e} Property management fees are calculated based on a 7% property management fee per the property management agreement.

{f} Property tax expense is based on property tax assessments for the 2013 tax year.

{g}Leasing and turnover costs include estimated leasing commissions and move out repairs based on approximately 33% of the homes being re-leased during the year.

{h} Depreciation expense is calculated using the straight-line method based on the purchase price allocated to each residential home over an estimated 27.5 year life.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: January 6, 2014	/s/ Chad M. Carpenter
Name: Chad M. Carpenter
Title: Chief Executive Officer

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